Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	AP GPE VIII GP Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation 800 Boylston Street Boston, MA 02199

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	AquaVenture Holdings Limited [WAAS]

Date of Event Requiring Statement:	December 23, 2019

Designated Filer:	Advent International Corporation

AP GPE VIII GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner
Date:	February 5, 2020

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation 800 Boylston Street Boston, MA 02199

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	AquaVenture Holdings Limited [WAAS]

Date of Event Requiring Statement:	December 23, 2019

Designated Filer:	Advent International Corporation

ADVENT INTERNATIONAL GPE VIII LIMITED PARTNERSHIP

By: GPE VIII GP S.À R.L., GENERAL PARTNER

By: ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER

/s/ Justin Nuccio
Justin Nuccio, Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner
Date:	February 5, 2020

Joint Filer Information

Name of Joint Filer:	GPE VIII GP Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation 800 Boylston Street Boston, MA 02199

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	AquaVenture Holdings Limited [WAAS]

Date of Event Requiring Statement:	December 23, 2019

Designated Filer:	Advent International Corporation

GPE VIII GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner
Date:	February 5, 2020

Joint Filer Information

Name of Joint Filer:	Culligan International Company

Address of Joint Filer:	9399 W. Higgins Rd, Ste 1100 Rosemont, Illinois 60018

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	AquaVenture Holdings Limited [WAAS]

Date of Event Requiring Statement:	December 23, 2019

Designated Filer:	Advent International Corporation

CULLIGAN INTERNATIONAL COMPANY

/s/ Frank John Griffith
Name:	Frank John Griffith
Title:	Vice President and General Counsel
Date:	February 5, 2020

Joint Filer Information

Name of Joint Filer:	Amberjack Merger Sub Limited

Address of Joint Filer:	9399 W. Higgins Rd, Ste 1100 Rosemont, Illinois 60018

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	AquaVenture Holdings Limited [WAAS]

Date of Event Requiring Statement:	December 23, 2019

Designated Filer:	Advent International Corporation

AMBERJACK MERGER SUB LIMITED

/s/ Samuel Allen Hamood
Name:	Samuel Allen Hamood
Title:	Sole Director
Date:	February 5, 2020